UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2004


                               DIGIRAD CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                   000-50789              33-0145723
(State or Other Jurisdiction of      (Commission          (I.R.S. Employer
        Incorporation)               File Number)       Identification Number)


                                13950 Stowe Drive
                             Poway, California 92064
               (Address of Principal Executive Offices) (Zip Code)


                                 (858) 726-1600
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.    Results of Operations and Financial Condition.

         On November 1, 2004, Digirad Corporation issued a press release announcing financial results for the three and nine months ending September 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1. This information and the exhibits hereto, are being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (d) On October 28, 2004, Gary Burbach was appointed by Digirad Corporation's board of directors to serve as a director. This appointment by the remaining board of directors was based on the recommendation of our corporate governance committee. Mr. Burbach was recommended to our corporate governance committee by existing members of our board of directors, and has been determined by our board of directors to be independent, as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards. Mr. Burbach's appointment fills a vacancy on our board of directors, increasing the number of directors from six to seven. Also on October 28, 2004, Mr. Burbach was appointed to our corporate governance committee in the place of Ray Dittamore, who was appointed to our compensation committee.

         In his capacity as a director, Mr. Burbach will be compensated in a manner consistent with other non-employee directors. Mr. Burbach will be paid $4,000 for attending in-person board meetings and $500 for attending board meetings telephonically. As a member of our corporate governance committee, Mr. Burbach will be paid $1,000 for attending in-person committee meetings and $500 for attending telephonic committee meetings. In addition, Mr. Burbach will be granted an option to purchase 10,000 shares of our common stock.

         We issued a press release on November 1, 2004 announcing Mr. Burbach's appointment to our board of directors, a copy of which is attached hereto as
Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(c)  Exhibits.

    Exhibit No.      Description
    -----------      -----------
    99.1             Press release dated November 1, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DIGIRAD CORPORATION


November 1, 2004                 By:    /s/ Todd P. Clyde
                                      -----------------------------
                                            Todd P. Clyde
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press release dated November 1, 2004.